UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On February 15, 2018, Apricus Biosciences, Inc. (the “Company”) was notified by the U.S. Food and Drug Administration (“FDA”) that the FDA has issued a complete response letter (“CRL”) for the New Drug Application (“NDA”) of Vitaros™ (alprostadil, DDAIP.HCl), a topical cream for the treatment of erectile dysfunction. The CRL indicates that the FDA cannot approve the NDA for Vitaros in its present form, identifying deficiencies related to Chemistry, Manufacturing and Control (CMC) and certain safety concerns specific to the 2.5% concentration of DDAIP.HCl contained in the current formulation. The Company is evaluating the deficiencies identified in the CRL and potential path forward.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in this report that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things: the timing of any clinical and non-clinical studies to address the FDA’s concerns and whether the results of such studies would be sufficient to overcome the deficiencies raised in the CRL; the timing of any interaction with Allergan; and the timing and results of the Company’s evaluation on the path forward for the company. Actual results could differ from those projected in any forward-looking statements due to a variety of reasons that are outside of the Company’s control, including, but not limited to: the Company’s financial position and need for additional capital to fund its operations, which may be adversely impacted if the Company is unable to maintain the continued listing of its common stock on the Nasdaq stock market; the Company’s ability to address any conditions for approvability of Vitaros raised by the FDA in the CRL; the risks of any additional adverse safety or other data arising from the sales and use of Vitaros in certain countries in Europe and elsewhere; competition in the ED market; and other risks identified by the Company in its reports filed with the Securities and Exchange Commission (SEC). These forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Readers are urged to read the risk factors set forth in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q, and other filings made with the SEC.

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: February 16, 2018	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

3